                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated September 6, 2001, (2001-3), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 2001 to December 31, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of January, 2002.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Keith Anderson
                                           -------------------------------------
                                           Keith Anderson
                                           Senior Vice President and Treasurer

                             CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                                                        TRUST ACCOUNT #3339439-0
                                                       REMITTANCE DATE: 2/1/2002
                                 MONTHLY REPORT
                                   January-02

                                                                                                Total $               Per $1,000
                                                                                                Amount                  Original
                                                                                            ---------------         --------------
CLASS A CERTIFICATES
----------------------

(1)    a.    Amount available (including Monthly Servicing Fee)                              10,393,661.67
                                                                                            ---------------

       b.    Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
             Deficiency Amount (if any) withdrawn for prior Remittance Date                           0.00
                                                                                            ---------------

       c.    Monthly Servicing Fee                                                              242,471.14
                                                                                            ---------------

       d.    Amount Available after giving effect to withdrawal of Class M-1
             Interest Deficiency Amount and Class B-1 Interest Deficiency Amount
             for prior Remittance Date and after payment of the Monthly
             Servicing Fee for current month                                                 10,151,190.53
                                                                                            ---------------

       e.    Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                        0.00
                                                                                            ---------------

A.     Interest
(2)    Aggregate  Class A interest
       a.    Class A-1 Remittance Rate                                                            2.00375%
                                                                                            ---------------
       b.    Class A-1 Interest                                                                 169,702.87             1.35762296
                                                                                            ---------------         --------------

       c.    Class A-2 Remittance Rate                                                            5.16000%
                                                                                            ---------------
       d.    Class A-2 Interest                                                                 430,000.00             4.30000000
                                                                                            ---------------         --------------

       e.    Class A-3 Remittance Rate                                                            5.79000%
                                                                                            ---------------
       f.    Class A-3 Interest                                                                 313,625.00             4.82500000
                                                                                            ---------------         --------------

       g.    Class A-4 Remittance Rate                                                            6.91000%
                                                                                            ---------------
       h.    Class A-4 Interest                                                               1,111,358.33             5.75833332
                                                                                            ---------------         --------------

       i.    Class A-IO Remittance Rate                                                           2.50000%
                                                                                            ---------------
       j.    Class A-IO Interest                                                                246,250.00             2.05208333
                                                                                            ---------------         --------------

(3)    Amount applied to:
       a.    Unpaid Class A Interest Shortfall                                                        0.00
                                                                                            ---------------

(4)    Remaining:
       a.    Unpaid Class A Interest Shortfall                                                        0.00
                                                                                            ---------------

B.     Principal

(5)    Formula Principal Distribution  Amount                                                 7,090,986.83
                                                                                            ---------------
       a.    Scheduled Principal                                                                 81,020.65
                                                                                            ---------------
       b.    Principal Prepayments                                                            4,487,461.10
                                                                                            ---------------
       c.    Liquidated Contracts                                                                25,716.41
                                                                                            ---------------
       d.    Repurchases                                                                              0.00
                                                                                            ---------------
       e.    Current Month Advanced Principal                                                 1,704,186.94
                                                                                            ---------------
       f.    Prior Month Advanced Principal                                                  (1,116,530.30)
                                                                                            ---------------
       g.    Additional Principal Distribution ($12,000,000.00 cap)                           1,909,132.03
                                                                                            ---------------

(6)    a.    Pool Scheduled Principal Balance                                               577,336,549.21
                                                                                            ---------------
       b.    Adjusted Pool Principal Balance                                                575,632,362.27           959.38740843
                                                                                            ---------------         --------------
       c.    Pool Factor                                                                        0.95938741
                                                                                            ---------------
       d.    Net Certificate Principal Balance                                              569,540,177.43
                                                                                            ---------------
       e.    Overcollateralization Amount (not to exceed $12,000,000.00)                      6,092,184.84
                                                                                            ---------------
       f.    Prefunded Amount                                                                         0.00
                                                                                            ---------------

                             CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                                                        TRUST ACCOUNT #3339439-0
                                                       REMITTANCE DATE: 2/1/2002
                                 MONTHLY REPORT
                                   January-02
                                     Page 2

                                                                                                Total $               Per $1,000
                                                                                                Amount                  Original
                                                                                            ---------------         --------------
(7)    Unpaid Class A Principal Shortfall
       (if any) following prior Remittance Date                                                       0.00
                                                                                            ---------------

(8)    Class A Percentage for such Remittance Date                                                 100.00%
                                                                                            ---------------

(9)    Class A Percentage for the following  Remittance Date                                       100.00%
                                                                                            ---------------

(10)   Class A  Principal Distribution:
       a.    Class A-1                                                                        7,090,986.83            56.72789464
                                                                                            ---------------         --------------
       b.    Class A-2                                                                                0.00             0.00000000
                                                                                            ---------------         --------------
       c.    Class A-3                                                                                0.00             0.00000000
                                                                                            ---------------         --------------
       d.    Class A-4                                                                                0.00             0.00000000
                                                                                            ---------------         --------------

(11)   a.    Class A Principal Balance                                                       94,540,177.43           756.32141944
                                                                                            ---------------         --------------
       b.    Class A Pool Factor                                                                0.75632142
                                                                                            ---------------

       c.    Class A-2 Principal Balance                                                    100,000,000.00          1000.00000000
                                                                                            ---------------         --------------
       d.    Class A-2 Pool Factor                                                              1.00000000
                                                                                            ---------------

       e.    Class A-3 Principal Balance                                                     65,000,000.00          1000.00000000
                                                                                            ---------------         --------------
       f.    Class A-3 Pool Factor                                                              1.00000000
                                                                                            ---------------

       g.    Class A-4 Principal Balance                                                    193,000,000.00          1000.00000000
                                                                                            ---------------         --------------
       h.    Class A-4 Pool Factor                                                              1.00000000
                                                                                            ---------------

       i.    Class A-IO Notional Principal Balance                                          118,200,000.00           985.00000000
                                                                                            ---------------         --------------
       j.    Class A-IO Pool Factor                                                             0.98500000
                                                                                            ---------------

(12)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance Date                                                     0.00
                                                                                            ---------------

C.     Aggregate Scheduled Balances and Number of Delinquent Contracts
       as of Determination Date
(13)   31-60 days                                                                             5,488,039.87                    144
                                                                                            ---------------         --------------
(14)   61 days or more                                                                       10,010,381.25                    254
                                                                                            ---------------         --------------
(15)   Current Month Repossessions                                                              722,165.83                     17
                                                                                            ---------------         --------------
(16)   Repossession Inventory                                                                 1,067,554.47                     27
                                                                                            ---------------         --------------
(17)   Weighted Average Contract Rate                                                            12.14575%
                                                                                            ---------------


     Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                             CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                                                        TRUST ACCOUNT #3339439-0
                                                       REMITTANCE DATE: 2/1/2002
                                 MONTHLY REPORT
                                   January-02
                                     Page 3

D.     Class M-1, M-2, Distribution Test and Class B Distribution test
       (applicable on and after the Remittance Date occurring in October 2005.)

(1)    Average Sixty - Day Delinquency Ratio Test
       a.    Sixty - Day Delinquency Ratio for current Remittance Date                                                      1.92%
                                                                                                                    --------------

       b.    Average Sixty - Day Delinquency Ratio (arithmetic average
             of ratios for this month and two preceding months;
             may not exceed 6.25%)                                                                                          1.32%
                                                                                                                    --------------

(2)    Cumulative Realized Losses Test
       a.    Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
             7.0% from October 1, 2005 to September 30, 2006, 8.75% from October
             1, 2006 to September 30, 2007; 11.75% from October 1, 2007 to
             September 30, 2008 and 13.25% thereafter)                                                                      0.01%
                                                                                                                    --------------

(3)    Current Realized Losses Test
       a.    Current Realized Losses for current Remittance Date                                                        18,058.40
                                                                                                                    --------------

       b.    Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance
             and for current Remittance Date; may not exceed 3.50%)                                                         0.02%
                                                                                                                    --------------

(4)    Class M-1 & M-2 Principal Balance Tests
       a.    The sum of Class M Principal Balance and Class B Principal Balance
             plus O/C (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date
             (must equal or exceed 32.25%)                                                                                 20.86%
                                                                                                                    --------------

       b.    The sum of Class M-2 Principal Balance and Class B Principal
             Balance plus O/C (before distributions on current Remittance Date)
             divided by Pool Scheduled Principal Balance as of preceding
             Remittance Date (must equal or exceed 22.875%)                                                                14.41%
                                                                                                                    --------------

(5)    Class B Principal Balance Test
       a.    Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date greater than $12,000,000.00                                48,600,000.00
                                                                                                                    --------------

       b.    Class B Principal Balance plus O/C (before any distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 15.15%.                                            9.09%
                                                                                                                    --------------

                             CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                                                        TRUST ACCOUNT #3339439-0
                                                       REMITTANCE DATE: 2/1/2002
                                 MONTHLY REPORT
                                   January-02
                                     Page 4

                                                                                                Total $               Per $1,000
                                                                                                Amount                  Original
                                                                                            ---------------         --------------
CLASS M-1 CERTIFICATES
----------------------

A.     Interest
(1)    Aggregate  interest
       a.    Class M-1 Remittance Rate (7.15%, unless
             Weighted Average Contract Rate is below 7.15%)                                       7.15000%
                                                                                            ---------------
       b.    Class M-1 Interest                                                                 223,437.50             5.95833333
                                                                                            ---------------         --------------
       c.    Interest on Class M-1 Adjusted Principal Balance                                   223,437.50
                                                                                            ---------------

(2)    Amount applied to Class M-1 Interest Deficiency Amount                                         0.00
                                                                                            ---------------

(3)    Remaining unpaid Class M-1 Interest Deficiency Amount                                          0.00
                                                                                            ---------------

(4)    Amount applied to:
       a.    Unpaid Class M-1 Interest Shortfall                                                      0.00
                                                                                            ---------------

(5)    Remaining:
       a.    Unpaid Class M-1 Interest Shortfall                                                      0.00
                                                                                            ---------------

B.     Principal
(6)    a.    Class M-1 Principal Balance                                                     37,500,000.00          1000.00000000
                                                                                            ---------------         --------------
       b.    Class M-1 Pool Factor                                                              1.00000000
                                                                                            ---------------
       c.    Class M-1 Adjusted Principal Balance                                            37,500,000.00
                                                                                            ---------------
       d.    Class M-1 Adjusted Pool Factor                                                     1.00000000
                                                                                            ---------------

(7)    Class M-1 Percentage for such Remittance Date                                                 0.00%
                                                                                            ---------------

(8)    Class M-1  Principal Distribution:
       a.    Class M-1 (current)                                                                      0.00             0.00000000
                                                                                            ---------------         --------------
       b.    Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                                 0.00
                                                                                            ---------------

(9)    Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                                                     0.00
                                                                                            ---------------

(10)   Class M-1 Percentage for the following Remittance Date                                        0.00%
                                                                                            ---------------

(11)   Class M-1 Liquidation Loss Interest

       a.    Class M-1 Liquidation Loss Amount                                                        0.00
                                                                                            ---------------
       b.    Amount applied to Class M-1 Liquidation Loss Interest Amount                             0.00
                                                                                            ---------------
       c.    Remaining Class M-1 Liquidation Loss Interest Amount                                     0.00
                                                                                            ---------------
       d.    Amount applied to Unpaid Class M-1 Loss Interest Shortfall                               0.00
                                                                                            ---------------
       e.    Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfalls                          0.00
                                                                                            ---------------

                             CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                                                        TRUST ACCOUNT #3339439-0
                                                       REMITTANCE DATE: 2/1/2002
                                 MONTHLY REPORT
                                   January-02
                                     Page 5

                                                                                                Total $               Per $1,000
                                                                                                Amount                  Original
                                                                                            ---------------         --------------
CLASS M-2 CERTIFICATES
----------------------

A.     Interest

(1)    Aggregate  interest
       a.    Class M-2 Remittance Rate (7.44%, unless
             Weighted Average Contract Rate is below 7.44%)                                       7.44000%
                                                                                            ---------------
       b.    Class M-2 Interest                                                                 191,580.00             6.20000000
                                                                                            ---------------         --------------
       c.    Interest on Class M-2 Adjusted Principal Balance                                   191,580.00
                                                                                            ---------------

(2)    Amount applied to Class M-2 Interest Deficiency Amount                                         0.00
                                                                                            ---------------

(3)    Remaining unpaid Class M-2 Interest Deficiency Amount                                          0.00
                                                                                            ---------------

(4)    Amount applied to:
       a.    Unpaid Class M-2 Interest Shortfall                                                      0.00
                                                                                            ---------------

(5)    Remaining:
       a.    Unpaid Class M-2 Interest Shortfall                                                      0.00
                                                                                            ---------------

B.     Principal
(6)    a.    Class M-2 Principal Balance                                                     30,900,000.00          1000.00000000
                                                                                            ---------------         --------------
       b.    Class M-2 Pool Factor                                                              1.00000000
                                                                                            ---------------
       c.    Class M-2 Adjusted Principal Balance                                            30,900,000.00
                                                                                            ---------------
       d.    Class M-2 Adjusted Pool Factor                                                     1.00000000
                                                                                            ---------------

(7)    Class M-2 Percentage for such Remittance Date                                                 0.00%
                                                                                            ---------------

(8)    Class M-2  Principal Distribution:
       a.    Class M-2 (current)                                                                      0.00             0.00000000
                                                                                            ---------------         --------------
       b.    Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                                 0.00
                                                                                            ---------------

(9)    Unpaid Class M-2 Principal Shortfall
       (if any) following current Remittance Date                                                     0.00
                                                                                            ---------------

(10)   Class M-2 Percentage for the following Remittance Date                                        0.00%
                                                                                            ---------------

(11)   Class M-2 Liquidation Loss Interest
       a.    Class M-2 Liquidation Loss Amount                                                        0.00
                                                                                            ---------------
       b.    Amount applied to Class M-2 Liquidation Loss Interest Amount                             0.00
                                                                                            ---------------
       c.    Remaining Class M-2 Liquidation Loss Interest Amount                                     0.00
                                                                                            ---------------
       d.    Amount applied to Unpaid Class M-2 Loss Interest Shortfall                               0.00
                                                                                            ---------------
       e.    Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfalls                          0.00
                                                                                            ---------------

                             CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                                                        TRUST ACCOUNT #3339439-0
                                                       REMITTANCE DATE: 2/1/2002
                                 MONTHLY REPORT
                                   January-02
                                     Page 6

                                                                                                Total $               Per $1,000
                                                                                                Amount                  Original
                                                                                            ---------------         --------------
CLASS B-1 CERTIFICATES
----------------------

(1)    a.    Class B-1 Remittance Rate  (8.50% unless Weighted Average
             Contract Rate is below 8.50%)                                                        8.50000%
                                                                                            ---------------
       b.    Aggregate Class B-1 Interest                                                       216,750.00             7.08333333
                                                                                            ---------------         --------------
       c.    Interest on Class B-1 Adjusted Principal Balance                                   216,750.00
                                                                                            ---------------

(2)    Amount applied to Unpaid Class B-1 Interest Shortfall                                          0.00
                                                                                            ---------------

(3)    Remaining Unpaid Class B-1 Interest Shortfall                                                  0.00
                                                                                            ---------------

(4)    Amount applied to Class B-1 Interest Deficiency Amount                                         0.00
                                                                                            ---------------

(5)    Remaining Unpaid Class B-1 Interest Deficienty Amount                                          0.00
                                                                                            ---------------

(6)    Unpaid Class B-1 Principal Shortfall
       (if any) following prior Remittance Date                                                       0.00
                                                                                            ---------------

(7)    Class B Percentage for such Remittance Date                                                   0.00%
                                                                                            ---------------

(8)    Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                           0.00             0.00000000
                                                                                            ---------------         --------------

(9)    a.    Class B-1 Principal Shortfall                                                            0.00
                                                                                            ---------------
       b.    Unpaid Class B-1 Principal Shortfall                                                     0.00
                                                                                            ---------------

(10)   Class B Principal Balance                                                             48,600,000.00
                                                                                            ---------------

(11)   a.    Class B-1 Principal Balance                                                     30,600,000.00
                                                                                            ---------------
       b.    Class B-1 Pool Factor                                                              1.00000000
                                                                                            ---------------
       c.    Class B-1 Adjusted Principal Balance                                            30,600,000.00
                                                                                            ---------------
       d.    Class B-1 Adjusted Pool Factor                                                     1.00000000
                                                                                            ---------------

(12)   Class B-1 Liquidation Loss Interest
       a.    Class B-1 Liquidation Loss Amount                                                        0.00
                                                                                            ---------------
       b.    Amount Applied to Class B-1 Liquidation Loss Interest Amount                             0.00
                                                                                            ---------------
       c.    Remaining Class B-1 Liquidation Loss Interest Amount                                     0.00
                                                                                            ---------------
       d.    Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                   0.00
                                                                                            ---------------
       e.    Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                           0.00
                                                                                            ---------------

                             CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-3
                         CUSIP NO.#20846Q-HK7, HL5, HM3, HN1, HP6, HQ4, HR2, HS0
                                                        TRUST ACCOUNT #3339439-0
                                                       REMITTANCE DATE: 2/1/2002
                                 MONTHLY REPORT
                                   January-02
                                     Page 7

                                                                                                Total $               Per $1,000
                                                                                                Amount                  Original
                                                                                            ---------------         --------------
CLASS B-2 CERTIFICATES
----------------------

(1)    a.    Class B-2 Remittance Rate (10.50% unless Weighted Average
             Contract Rate is less than 10.50%)                                                  10.50000%
                                                                                            ---------------
       b.    Aggregate Class B-2 Interest                                                       157,500.00             8.75000000
                                                                                            ---------------         --------------

(2)    Amount applied to Unpaid Class B-2 Interest Shortfall                                          0.00
                                                                                            ---------------

(3)    Remaining Unpaid Class B-2 Interest Shortfall                                                  0.00
                                                                                            ---------------

(4)    Unpaid Class B-2 Principal Shortfall
       (if any) following prior Remittance Date                                                       0.00
                                                                                            ---------------

(5)    Class B-2 Principal Liquidation Loss Amount                                                    0.00
                                                                                            ---------------

(6)    Class B-2 Principal (zero until Class B-1 paid down; thereafter,
       Class B Percentage of formula Principal Distribution Amount)                                   0.00             0.00000000
                                                                                            ---------------         --------------

(7)    Guarantee Payment                                                                              0.00
                                                                                            ---------------

(8)    a.    Class B-2 Principal Balance                                                     18,000,000.00
                                                                                            ---------------
       b.    Class B-2 Pool Factor                                                              1.00000000
                                                                                            ---------------

CLASS B-3I CERTIFICATES
-----------------------

(1)    Class B-3I Distribution Amount                                                                 0.00
                                                                                            ---------------

(2)    Class B-3I Formula Distribution Amount (all Excess                                     8,722,511.81
       Interest plus Unpaid Class B-3I Shortfall)                                           ---------------

(3)    Class B-3I Shortfall                                                                   1,776,861.11
                                                                                            ---------------

(4)    Unpaid Class B-3I Shortfall                                                            6,813,379.78
                                                                                            ---------------

(5)    Class M-1 Interest Deficiency on such Remittance Date                                          0.00
                                                                                            ---------------

(6)    Class B-1 Interest Deficiency on such Remittance Date                                          0.00
                                                                                            ---------------

(7)    Class C Subsidiary Residual Payment                                                            0.00
                                                                                            ---------------

     Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.